Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a) the accompanying annual report on Form 10-K of the Company for the fiscal year ended April 4, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2014

/s/ MARK DANKBERG
Mark Dankberg
Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ViaSat, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a) the accompanying annual report on Form 10-K of the Company for the fiscal year ended April 4, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 23, 2014

/s/ BRUCE DIRKS
Bruce Dirks
Chief Financial Officer